SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                       (Date of earliest event reported):
                                  June 11, 2004



                                   Cosi, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-50052              06-1393745
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600




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         (Former name or former address, if changed since last report.)

Item 4.     Changes in Registrant's Certifying Accountant

      After discussions between Cosi, Inc. (the "Company") and Ernst & Young LLP ("Ernst & Young") regarding the future of their client-auditor relationship, on June 11, 2004, Ernst & Young delivered a letter to the Company confirming that the client-auditor relationship between the Company and Ernst & Young will cease upon completion of Ernst & Young's SAS 100 review of the Company's financial statements for the quarter ending June 28, 2004. The Company's Audit Committee accepted the change in the client-auditor relationship.

      As of June 18, 2004, the Audit Committee has not engaged a new auditor for the Company, but is and has been in active discussions with several firms regarding the engagement and expects to announce shortly the retention of a new auditing firm. Ernst & Young has indicated to the Company that it will continue to perform its services through completion of the Company's second quarter Form 10-Q filing.

      The reports of Ernst & Young on the Company's financial statements for the years ended December 30, 2002 and December 29, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with the audits of the Company's financial statements for the years ended December 30, 2002 and December 29, 2003, and through June 11, 2004, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in its report on the Company's financial statements for such years.

      No reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 30, 2002 and December 29, 2003 and through June 11, 2004 except that in connection with the completion of the year-end audit, Ernst & Young advised the Company and the Audit Committee that they observed significant deficiencies in the design or operation of the Company's internal controls that, in their judgment, could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of management in the consolidated financial statements. Specifically, Ernst & Young recommended that the Company ensure the timely preparation of accounting reconciliations and analyses, specifically accruals and prepaid assets, and related timely review thereof. The Company believes that it has taken the necessary steps to correct this deficiency.

      The Company provided Ernst & Young with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has received a letter from Ernst & Young addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of that letter, dated as of June 18, 2004, is attached hereto as Exhibit 16.

Item 7(c).  Exhibits

16 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated as of June 18, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cosi, Inc.

Date:  June 18, 2004

                                      /s/ Kevin Armstrong
                                   --------------------------------------------
                                   Name:  Kevin Armstrong
                                   Title: Chief Executive Officer and President

                                  EXHIBIT INDEX

                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------

     16           Letter from Ernst & Young LLP to the                 E
                  Securities and Exchange Commission,
                  dated as of June 18, 2004, acknowledging its agreement with the statements made in this Current Report on Form 8-K.